UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2026
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13430 North Dysart Road, Suite 105 Surprise, AZ	85379
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Registrant hereby amends its Current Report on Form 8-K previously filed on January 28, 2026 (the “Original Form 8-K”) solely to include a conformed signature that was inadvertently omitted from the signature page. Except as described in this Explanatory Note, this Current Report on Form 8-K/A does not change the Original Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2026, Joel L. Fruendt, the President and Chief Executive Officer of SenesTech, Inc. (the “Company”), notified the Company that he will be retiring from the Company, including its Board of Directors (“Board”), effective upon the earlier of (i) June 30, 2026 and (ii) the date the Company appoints a successor Chief Executive Officer.

In connection with his retirement, the Company entered into a separation agreement with Mr. Fruendt (the “Separation Agreement”). Pursuant to the Separation Agreement, and subject to the Company’s receipt of an effective release and waiver of claims from him, Mr. Fruendt will be entitled to receive the following severance compensation and other benefits: (1) cash severance benefits in the form of continuation of his base salary through December 15, 2026 (subject to applicable withholdings); (2) payment or reimbursement of premiums for health insurance coverage until December 31, 2026; and (3) acceleration of the vesting of the stock options held by Mr. Fruendt.

On January 26, 2026, the Board appointed Jamie Bechtel as Interim Executive Chair of the Company. As compensation, Ms. Bechtel will receive $247,500 per year for her service as Interim Executive Chair of the Company, which is in addition to any other compensation she may receive as a member of the Board and any committees of the Board.

The foregoing description of the material terms of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which the Company intends to file with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary